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                                                                    Exhibit 99.2



    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Jeffrey L. Rutherford, Senior Vice President and Chief Financial Officer, of LESCO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (3) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jeffrey L. Rutherford
--------------------------
Jeffrey L. Rutherford
Senior Vice President,
Chief Financial Officer


August 9, 2002